UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32649	20-3126457
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

4401 Barclay Downs Drive, Suite 300
Charlotte, North Carolina		28209
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 940-2900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On February 26, 2007, Cogdell Spencer Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.
On February 26, 2007, the Company posted certain supplemental financial data on its website, www.cogdellspencer.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
This Form 8-K/A is being furnished to revise certain information in the table entitled “Ten Largest Tenants by Annualized Rent at December 31, 2006” included in Exhibit 99.2 (Supplemental Operating and Financial Data Package posted February 26, 2007) that was furnished in the Company’s Form 8-K furnished on February 27, 2007. No other change is effected by this Form 8-K/A.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Earnings Release regarding the quarter and year ended December 31, 2006.

Exhibit 99.2	Supplemental Operating and Financial Data Package posted February 26, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGDELL SPENCER INC.
By:	/s/ Frank C. Spencer
	Name:	Frank C. Spencer
	Title:	Chief Executive Officer and President

Date: March 2, 2007

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Earnings Release regarding the quarter and year ended December 31, 2006.

Exhibit 99.2	Supplemental Operating and Financial Data Package posted February 26, 2007.

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